SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

                            GREKA Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                               0-20760                    84-1091986
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(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                   File Number)             Identification No.)



630 Fifth Avenue, Suite 1501, New York, NY                           10111
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680


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Item 7.  Financial Statements and Exhibits

         C.       Exhibits

                  99.1     Certification of Randeep S. Grewal
                                    Chief Executive Officer

                  99.2     Certification of Max A. Elghandour
                                    Chief Financial Officer



Item 9.  Regulation FD Disclosure

     Filed as exhibits hereto are the Certifications of the Company's Chief Executive Officer and Chief Financial Officers required by the Sarbanes-Oxley Act of 2002 which accompanied the Company's filing on Form 10-Q for the period ended June 30, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2001               GREKA ENERGY CORPORATION


                                     By: /s/  Randeep S. Grewal
                                         ---------------------------------------
                                              Randeep S. Grewal, Chairman, Chief
                                              Executive Officer and President